UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY  10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 29, 2020

ITEM 1.REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 29, 2020

WESTERN ASSET

CALIFORNIA MUNICIPALS

FUND

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California state personal income taxes as is consistent with the preservation of capital.*

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset California Municipals Fund for the twelve-month reporting period ended February 29, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2020

II	Western Asset California Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California state personal income taxes as is consistent with the preservation of capital. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions.

Under normal circumstances, the Fund invests at least 80% of its assets in California municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and California state personal income tax but which may be subject to the federal alternative minimum tax (“AMT”). California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The Fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or we deemed to be unrated, securities we determined to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange- traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the WesternAsset organization.

Western Asset California Municipals Fund 2020 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets in general posted strong results over the twelve-month reporting period ended February 29, 2020. Most spread sectors (non-Treasuries) lagged Treasuries amid periods of volatility. This was due to a number of factors, including a “dovish pivot” by the Federal Reserve Board (the “Fed”)ii, moderating global growth, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and, most recently, the impact of the coronavirus.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.52% and ended the period at 0.86% -- the low for the period. The yield for the two-year Treasury note experienced a high of 2.55% several times in March 2019. The yield for the ten-year Treasury began the reporting period at 2.73% and ended the period at 1.13%, the low for the period. The yield for the ten-year Treasury peaked at 2.76% on March 1, 2019.

The municipal bond market performed well, but lagged its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv returned 9.46% and 11.68%, respectively. Both the taxable and tax-free markets were supported by falling yields and several flights to quality.

California’s economy continued to register strong growth in 2019, extending a seven-year run. Output expanded 2.6% in 2019, higher than growth in the U.S. gross domestic product (“GDP”)v of 2.3%. Growth was bolstered by the state’s vibrant technology sector. California is better prepared to weather fiscal shocks than it was as it entered the Great Recession. The state’s reserves, as reflected in the governor’s budget proposal, were expected to reach $21 billion over the coming year, or nearly 10% of expenditures. However, they’re likely to be considerably less given the current fiscal crisis. Though the state’s legislative analyst published an analysis in November of 2019 which stated that California could manage a typical post WWII recession, it noted that several recent recessions have been more severe. In addition, California is particularly vulnerable to economic downturns because of its dependence on personal income taxes for nearly 70% of revenue. The initial impact of COV-19 on the state has also been significant, and the duration of the virus and the economic damage that it inflicts will play an outsized role in determining future credit strength.

Q. How did we respond to these changing market conditions?

A. There were several adjustments made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to the Water & Sewer, Transportation, Health Care, Leasing and Local General Obligation sectors, where we identified a number of attractive opportunities. Elsewhere, we pared the Fund’s exposure to Pre-Refundedvi securities.

We employed the use of U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from the Fund’s performance.

2	Western Asset California Municipals Fund 2020 Annual Report

Performance review

For the twelve months ended February 29, 2020, Class A shares of Western Asset California Municipals Fund, excluding sales charges, returned 10.10%. The Fund’s unmanaged benchmark, the Bloomberg Barclays California Municipal Bond Indexvii, returned 9.77% for the same period. The Lipper California Municipal Debt Funds Category Averageviii returned 10.49% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of February 29, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset California Municipals Fund:
Class A	3.07%	10.10%
Class C	2.74%	9.44%
Class I	3.15%	10.29%
Class IS	3.17%	N/A *
Bloomberg Barclays California Municipal Bond Index	3.06%	9.77%
Lipper California Municipal Debt Funds Category Average	3.28%	10.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

*The twelve-month performance of Class IS shares is not shown because the inception date for this share class was August 9, 2019.

The 30-Day SEC Yields for the period ended February 29, 2020 for Class A, Class C, Class I and Class IS shares were 1.02%, 0.60%, 1.22% and 1.24%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class IS shares would have been -2.61%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Western Asset California Municipals Fund 2020 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 28, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 0.79%, 1.34%, 0.64% and 0.57%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease, and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.60% for Class I shares and 0.55% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective March 1, 2020, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its sector allocation and security selection. An overweight to the Industrial Revenue sector and security selection within the sector was the most additive for returns. Elsewhere, security selection in the Health Care, Special Tax Obligation, Water & Sewer and Housing sectors was additive for results.

Having a duration that was longer than that of the benchmark was rewarded as rates moved sharply lower over the reporting period.

Finally, the Fund’s quality biases contributed to performance. In particular, an overweight to municipal securities rated BBB and A, along with underweights to securities rated AA and AAA, were positive for results, as lower rated issues outperformed their higher rated counterparts over the twelve-month reporting period.

4	Western Asset California Municipals Fund 2020 Annual Report

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its underweights to the Transportation and State General Obligation bond sectors.

Thank you for your investment in Western Asset California Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 31, 2020

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties, public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher rated obligations. As a non-diversified fund, the Fund can invest a larger percentage of its assets in fewer issues than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Investing in securities issued by investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset California Municipals Fund 2020 Annual Report	5

Fund overview (cont’d)

i	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.
ii	The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iv	The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
v	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
vi	A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).
vii	The Bloomberg Barclays California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB-or higher) fixed-rate municipal bonds with maturities of one year or more.
viii	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 29, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 133 funds for the six-month period and among the 130 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset California Municipals Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 29, 2020 and February 28, 2019 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset California Municipals Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2019 and held for the six months ended February 29, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back- end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]
	Actual				Expenses
	Total Return				Paid
	Without	Beginning	Ending	Annualized	During
	Sales	Account	Account	Expense	the
	Charge[2]	Value	Value	Ratio	Period[3]
Class A	3.07%	$1,000.00	$1,030.70	0.75%	$3.79
Class C	2.74	1,000.00	1,027.40	1.28	6.45
Class I	3.15	1,000.00	1,031.50	0.59	2.98
Class IS	3.17	1,000.00	1,031.70	0.55	2.78
Based on hypothetical total return[1]
					Expenses
					Paid
	Hypothetical	Beginning	Ending	Annualized	During
	Annualized	Account	Account	Expense	the
	Total Return	Value	Value	Ratio	Period[3]
Class A	5.00%	$1,000.00	$1,021.13	0.75%	$3.77
Class C	5.00	1,000.00	1,018.50	1.28	6.42
Class I	5.00	1,000.00	1,021.93	0.59	2.97
Class IS	5.00	1,000.00	1,022.13	0.55	2.77

8	Western Asset California Municipals Fund 2020 Annual Report

1	For the six months ended February 29, 2020.
2	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset California Municipals Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS†
Twelve Months Ended 2/29/20	10.10%	9.44%	10.29%	N/A
Five Years Ended 2/29/20	3.56	2.97	3.72	N/A
Ten Years Ended 2/29/20	4.56	3.97	4.70	N/A
Inception* through 2/29/20	—	—	—	3.87%

With sales charges[2]	Class A	Class C	Class I	Class IS†
Twelve Months Ended 2/29/20	5.44%	8.44%	10.29%	N/A
Five Years Ended 2/29/20	2.66	2.97	3.72	N/A
Ten Years Ended 2/29/20	4.11	3.97	4.70	N/A
Inception* through 2/29/20	—	—	—	3.87%

Cumulative total returns
Without sales charges[1]
Class A (2/28/10 through 2/29/20)	56.20%
Class C (2/28/10 through 2/29/20)	47.65
Class I (2/28/10 through 2/29/20)	58.36
Class IS (Inception date of 8/9/19 through 2/29/20)	3.87

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
†	Not annualized.
*	Inception dates for Class A, C, I and IS shares are April 9, 1984, November 14, 1994, March 2, 2007 and August 9, 2019, respectively.

10	Western Asset California Municipals Fund 2020 Annual Report

Historical performance

Value of $10,000 invested

Class A shares of Western Asset California Municipals Fund vs. Bloomberg Barclays California Municipal Bond Index and Lipper California Municipal Debt Funds Category Average† — February 2010 - February 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset California Municipals Fund on February 28, 2010, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays California Municipal Bond Index and the Lipper California Municipal Debt Funds Category Average. The Bloomberg Barclays California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper California Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset California Municipals Fund 2020 Annual Report	11

Schedule of investments

February 29, 2020

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds—100.4%
Education—6.2%
California State Infrastructure & Economic Development Bank Revenue:
Academy of Motion Picture Arts & Sciences Project, Refunding	5.000%	11/1/41	$4,500,000	$5,150,385
UCSF 2130 Third Street	5.000%	5/15/42	6,105,000	7,831,738
California State School Finance Authority Revenue:
KIPP LA Project, Series A	5.000%	7/1/45	1,650,000	1,898,622	(a)
KIPP LA Project, Series A	5.000%	7/1/47	1,750,000	2,089,833	(a)
California State University Revenue, Systemwide, Series A, Refunding,	5.000%	11/1/38	2,500,000	3,176,800	(b)
San Bernardino, CA, USD Revenue, COP, 2019 School Financing Project, AGM	5.000%	10/1/38	500,000	638,460
University of California, General Revenue, Refunding	5.000%	5/15/37	5,000,000	6,352,000
Total Education				27,137,838
Health Care—10.2%
ABAG Finance Authority for Nonprofit Corps., CA, Revenue, Sharp HealthCare, Series A	5.000%	8/1/43	5,000,000	5,600,800
California State Health Facilities Financing Authority Revenue:
Lucile Salter Packard Children’s Hospital at Stanford	5.000%	11/15/49	2,500,000	3,075,950
Lucile Salter Packard Children’s Hospital at Stanford, Series B	5.000%	8/15/55	2,000,000	2,391,520
Providence St. Joseph Health, Series C	5.000%	10/1/25	6,750,000	8,273,475	(c)(d)
Stanford Hospital & Clinics, Series A	5.000%	8/15/51	10,000,000	10,937,800
California State MFA Revenue:
Channing House Project, Series A, Refunding, CMI	5.000%	5/15/35	500,000	628,265
Humangood Obligated Group, Series A, Refunding	4.000%	10/1/39	750,000	855,863
Humangood Obligated Group, Series A, Refunding	4.000%	10/1/44	1,000,000	1,128,680
California Statewide CDA Revenue:
899 Charleston Project, Series A	5.000%	11/1/29	1,635,000	1,848,318	(a)
Adventist Health System/West	5.000%	3/1/27	3,000,000	3,753,750	(c)(d)
Front Porch Communities & Services	5.000%	4/1/47	1,300,000	1,561,820

See Notes to Financial Statements.

12	Western Asset California Municipals Fund 2020 Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care—continued
Los Angeles Jewish Home For The Aging, Series B, CMI	5.000%	11/15/31	$1,300,000	$1,766,024
Los Angeles Jewish Home For The Aging, Series B, CMI	5.000%	11/15/32	2,000,000	2,706,080
Total Health Care				44,528,345
Housing—3.0%
California Statewide CDA Revenue:
CHF Irvine LLC, Refunding	5.000%	5/15/32	1,000,000	1,201,990
CHF Irvine LLC, Refunding	5.000%	5/15/33	1,500,000	1,799,925
CHF Irvine LLC, Refunding	5.000%	5/15/34	1,000,000	1,197,540
CHF Irvine LLC, Refunding	5.000%	5/15/35	1,000,000	1,195,900
CHF Irvine LLC, Refunding	5.000%	5/15/40	2,750,000	3,262,187
College Housing, NCCD Hooper Street LLC	5.250%	7/1/39	1,300,000	1,571,687	(a)
College Housing, NCCD Hooper Street LLC	5.250%	7/1/49	1,000,000	1,191,710	(a)
Provident Group-Pomona Properties LLC, Series A	5.750%	1/15/45	1,475,000	1,600,803	(a)
Total Housing				13,021,742
Industrial Revenue—19.9%
California State MFA Special Facility Revenue, United Airlines, Inc., Los Angeles International Airport Project	4.000%	7/15/29	1,000,000	1,201,250	(e)
California State PCFA Water Furnishing Revenue, Poseidon Resources Desalination Project	5.000%	11/21/45	10,500,000	11,416,650	(a)(e)
Chula Vista, CA, IDR:
San Diego Gas & Electric Co., Series A	5.875%	2/15/34	5,610,000	5,632,384
San Diego Gas & Electric Co., Series C	5.875%	2/15/34	11,000,000	11,043,890
Golden State, CA, Tobacco Securitization Corp.
Revenue:
Tobacco Settlement Funded, Series A-1	5.000%	6/1/35	2,000,000	2,547,260
Tobacco Settlement Funded, Series A-1, Refunding	5.000%	6/1/47	2,000,000	2,123,740
Tobacco Settlement Funded, Series A-2, Refunding	5.000%	6/1/47	1,500,000	1,592,805
Long Beach, CA, Bond Finance Authority Revenue:
Natural Gas Purchase, Series A	5.000%	11/15/24	10,000,000	11,700,200
Natural Gas Purchase, Series A	5.000%	11/15/29	2,500,000	3,252,625
Natural Gas Purchase, Series A	5.500%	11/15/37	7,970,000	12,080,129

See Notes to Financial Statements.

Western Asset California Municipals Fund 2020 Annual Report	13

Schedule of investments (cont’d)

February 29, 2020

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue—continued
M-S-R Energy Authority, CA, Natural Gas Revenue, Series C	6.500%	11/1/39	$6,000,000	$10,108,440
San Francisco, CA, City & County Airport Commission, International Airport Revenue, SFO Fuel Company LLC, Series A	5.000%	1/1/36	1,000,000	1,285,440	(e)
Southern California Public Power Authority, Natural Gas Revenue, Project No. 1, Series A	5.000%	11/1/33	4,805,000	6,602,262
Tobacco Securitization Authority of Southern California Revenue:
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/27	1,000,000	1,264,550
Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 2, Series B	5.000%	6/1/48	4,000,000	4,910,400
Total Industrial Revenue				86,762,025
Leasing—9.0%
Anaheim, CA, Housing & Public Improvements Authority, Series C, Refunding	5.000%	10/1/45	2,250,000	2,707,245	(f)
Anaheim, CA, Public Financing Authority Revenue, Series A, Refunding	5.000%	5/1/39	5,500,000	6,429,115
Lower Tule River, CA, Irrigation District Revenue, COP, Series A	5.000%	8/1/40	6,000,000	6,097,200
Pittsburg, CA, Unified School District Financing Authority Revenue, GO, AGM	5.000%	9/1/47	3,000,000	3,805,440
San Diego, CA, Public Facilities Financing Authority Revenue, Capital Improvement Project, Series A	5.000%	10/15/44	6,000,000	7,191,540
San Mateo - Foster City, CA, Public Financing Authority, Street & Flood Control Project	4.000%	5/1/45	1,750,000	2,086,210
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue:
Capital Project, Series A	5.000%	7/15/38	3,505,000	4,486,785
Capital Project, Series A	5.000%	7/15/43	2,000,000	2,532,740
Stockton, CA, Public Financing Authority:
Refunding	4.000%	3/1/40	1,605,000	1,903,498
Refunding	5.000%	3/1/47	1,625,000	2,081,690
Total Leasing				39,321,463

See Notes to Financial Statements.

14	Western Asset California Municipals Fund 2020 Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Local General Obligation—6.5%
Hartnell, CA, Community College District, GO, CAB:
Series A, Refunding	0.000%	8/1/35	$2,000,000	$1,188,880
Series A, Refunding	0.000%	8/1/36	2,000,000	1,130,980
Series A, Refunding	0.000%	8/1/37	1,000,000	536,060
Local Public Schools Funding Authority School Improvement District No. 2016-1, GO, Series A, BAM	5.000%	8/1/46	1,600,000	1,981,200
Oxnard Union High School District, CA, GO, 2018 Election, Series A	5.000%	8/1/42	5,500,000	6,785,625
San Bernardino, CA, Community College District Election of 2018, GO, Series A	4.000%	8/1/44	3,000,000	3,527,580
San Diego, CA, USD, GO, CAB:
Series I	0.000%	7/1/34	5,000,000	3,202,400
Series I	0.000%	7/1/35	5,000,000	3,052,000
Series I	0.000%	7/1/36	6,500,000	3,799,575
Westside Union School District:
Refunding, GO	5.000%	8/1/26	1,400,000	1,744,092	(f)
Refunding, GO	5.000%	8/1/40	1,210,000	1,521,164	(f)
Total Local General Obligation				28,469,556
Other—2.1%
California State MFA Revenue:
Goodwill Industries Sacramento Valley & Northern Nevada, Series A	6.625%	1/1/32	1,000,000	1,052,620	(a)
Goodwill Industries Sacramento Valley & Northern Nevada, Series A	6.875%	1/1/42	2,000,000	2,111,820	(a)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	4,000,000	4,908,760	(e)
Lee Lake, CA, Public Financing Authority Revenue, Junior Lien, Series B, Refunding	5.000%	9/1/25	955,000	1,048,943
Total Other				9,122,143
Power—8.4%
Anaheim, CA, Housing & Public Improvements Authority, Series A	5.000%	10/1/50	1,400,000	1,681,162	(f)
Los Angeles, CA, Department of Water & Power, Power System Revenue:
Power System, Series A	5.000%	7/1/47	5,000,000	6,196,050
Series B, Refunding	5.000%	7/1/38	2,000,000	2,515,600
Series C	5.000%	7/1/42	5,000,000	6,321,500

See Notes to Financial Statements.

Western Asset California Municipals Fund 2020 Annual Report	15

Schedule of investments (cont’d)

February 29, 2020

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Power—continued
Modesto, CA, Irrigation District Financing Authority Electric System Revenue:
Series A	5.000%	10/1/36	$1,250,000	$1,651,962
Series A	5.000%	10/1/38	2,000,000	2,625,480
Series A	5.000%	10/1/39	1,785,000	2,329,050
Northern California Transmission Agency, Refunding, California Oregon Project, Series A	5.000%	5/1/39	1,500,000	1,830,705
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	700,000	559,125	*(g)
Series A	5.050%	7/1/42	170,000	135,788	*(g)
Series XX	5.250%	7/1/40	1,550,000	1,241,938	*(g)
Riverside, CA, Electric Revenue:
Series A, Refunding	5.000%	10/1/35	2,000,000	2,685,800
Series A, Refunding	5.000%	10/1/48	1,250,000	1,617,275
Santa Clara, CA, Electric Revenue:
Series A, Refunding	5.375%	7/1/29	1,555,000	1,650,477
Series A, Refunding	5.000%	7/1/30	3,500,000	3,697,120
Total Power				36,739,032
Pre-Refunded/Escrowed to Maturity—4.4%
California State Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics, Series A-2, Refunding	5.250%	11/15/40	5,000,000	5,381,950	(h)
Contra Costa County, CA, Home Mortgage Revenue, Mortgage-Backed Securities Program, GNMA - Collateralized	7.750%	5/1/22	80,000	85,971	(e)(i)
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,500,000	6,006,495	(h)
Ontario, CA, Redevelopment Financing Authority Revenue, Ontario, CA, Redevelopment Project No. 1, NATL	5.800%	8/1/23	2,190,000	2,391,371	(i)
Redding, CA, Electric System Revenue, Regular Linked SAVRS & RIBS, NATL	6.368%	7/1/22	590,000	628,161	(i)
San Bernardino County, CA, COP, Capital Facilities Project, Series B	6.875%	8/1/24	2,000,000	2,298,920	(i)
Santa Ana, CA, Financing Authority Revenue, Police Administration & Holding Facility, NATL	6.250%	7/1/24	1,435,000	1,625,482	(i)
Sequoia, CA, Healthcare District Revenue	5.375%	8/15/23	620,000	672,774	(i)
Total Pre-Refunded/Escrowed to Maturity				19,091,124

See Notes to Financial Statements.

16	Western Asset California Municipals Fund 2020 Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation—7.3%
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Series A, Refunding	5.000%	9/1/44	$1,750,000	$1,989,750
Los Angeles County, CA, MTA, Sales Tax Revenue, Senior Proposition C, Series B	5.000%	7/1/34	4,000,000	5,313,280
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	460,000	393,493
CAB, Restructured, Series A-1	0.000%	7/1/46	4,800,000	1,428,096
Restructured, Series A-1	4.750%	7/1/53	230,000	260,388
Restructured, Series A-1	5.000%	7/1/58	1,800,000	2,064,366
River Islands, CA, Public Financing Authority, Special Tax Revenue, Community Facilities District No. 2003-1, Refunding	5.500%	9/1/45	2,140,000	2,348,479
Riverside County, CA, Transportation Commission Sales Tax Revenue, Series B, Refunding	5.000%	6/1/39	10,000,000	12,835,500
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, Series A	5.000%	4/1/48	1,500,000	1,834,680
Virgin Islands Public Finance Authority Revenue, Subordinated, Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	3,550,000	3,559,017
Total Special Tax Obligation				32,027,049
State General Obligation—1.3%
California State, GO, Various Purpose, Refunding	5.000%	4/1/29	4,000,000	5,405,240
Transportation—7.8%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	6,500,000	7,976,930
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, Series B-1, (SIFMA Municipal Swap Index Yield + 1.100%)	2.250%	4/1/24	500,000	517,200	(c)(d)
Long Beach, CA, Marina System Revenue, Alamitos Bay Marina Project	5.000%	5/15/45	2,085,000	2,405,610
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport, Subordinated, Series A	5.000%	5/15/32	3,000,000	3,671,490	(e)
Los Angeles International Airport, Subordinated, Series C	5.000%	5/15/44	4,000,000	4,961,720	(e)

See Notes to Financial Statements.

Western Asset California Municipals Fund 2020 Annual Report	17

Schedule of investments (cont’d)

February 29, 2020

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Transportation—continued
Los Angeles International Airport, Subordinated, Series D	5.000%	5/15/38	$3,250,000	$4,168,353	(e)
Los Angeles International Airport, Subordinated, Series F	5.000%	5/15/22	1,180,000	1,287,073	(e)
Los Angeles International Airport, Subordinated, Series F	5.000%	5/15/24	2,610,000	3,050,933	(e)
Riverside County, CA, Transportation
Commission Toll Revenue:
Senior Lien, Series A	5.750%	6/1/44	200,000	227,214
Senior Lien, Series A	5.750%	6/1/48	500,000	567,090
San Diego County, CA, Regional Airport Authority Revenue:
Series B	5.000%	7/1/26	750,000	933,600	(e)
Series B	5.000%	7/1/27	530,000	676,953	(e)
Series C	5.000%	7/1/23	600,000	675,258	(e)(f)
Series C	5.000%	7/1/24	625,000	726,256	(e)(f)
Series C	5.000%	7/1/25	1,160,000	1,388,938	(e)(f)
Series C	5.000%	7/1/26	215,000	264,220	(e)(f)
Series C	5.000%	7/1/27	530,000	666,258	(e)(f)
Total Transportation				34,165,096
Water & Sewer—14.3%
California State Infrastructure & Economic Development Bank Revenue, Green Bond, Clean Water State Revolving Fund, Series B	5.000%	10/1/48	4,000,000	5,091,920
Contra Costa County, CA, Water District Revenue, Series R, Refunding	5.000%	10/1/43	2,000,000	2,283,980
Eastern Municipal Water District Financing Authority, CA, Water & Wastewater Revenue, Series D	5.000%	7/1/47	3,000,000	3,718,050
Fillmore, CA, Wastewater Revenue, Refunding, AGM	5.000%	5/1/47	4,500,000	5,459,400
Los Angeles, CA, Department of Water & Power, Power System Revenue, Series B, Refunding	5.000%	7/1/43	10,000,000	10,957,100
Metropolitan Water District of Southern California, Water Revenue:
Refunding	5.000%	1/1/37	1,000,000	1,315,090
Refunding	5.000%	1/1/39	3,500,000	4,577,370
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	2,000,000	2,165,000

See Notes to Financial Statements.

18	Western Asset California Municipals Fund 2020 Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer—continued
Rancho, CA, Water District Financing Authority Revenue:
Series A, Refunding	4.000%	8/1/35	$2,100,000	$2,643,921
Series A, Refunding	4.000%	8/1/36	2,450,000	3,074,113
Richmond, CA, Wastewater Revenue:
Series B, Refunding	4.000%	8/1/36	1,275,000	1,556,533
Series B, Refunding	4.000%	8/1/38	1,485,000	1,794,325
Riverside, CA, Sewer Revenue:
Series A, Refunding	5.000%	8/1/36	1,000,000	1,317,380
Series A, Refunding	5.000%	8/1/37	3,350,000	4,401,364
Southern California Water Replenishment District, Financing Authority, Replenishment
Revenue:
Series 2018	5.000%	8/1/43	3,000,000	3,832,590
Series 2018	5.000%	8/1/48	2,000,000	2,535,000
Stockton, CA, PFA Revenue, Green Bond, Series A, Refunding, BAM	5.000%	10/1/36	2,200,000	2,845,678
Stockton, CA, PFA Wastewater Revenue, Bond Anticipation Notes, Series 2019	1.400%	6/1/22	3,000,000	3,010,020
Total Water & Sewer				62,578,834
Total Investments before Short-Term Investments (Cost — $390,165,701)				438,369,487
Short-Term Investments—1.3%
Municipal Bonds—1.3%
Education—0.3%
California State, GO, Series A LOC - Bank of Montreal	1.050%	5/1/33	1,600,000	1,600,000	(j)(k)
Housing—0.8%
California Statewide CDA, MFH Revenue:
IAC Project, Series W-2, Refunding, LOC - Wells Fargo Bank N.A.	1.220%	9/15/29	800,000	800,000	(e)(j)(k)
IAC Project, Series W-3, Refunding, LOC - Wells Fargo Bank N.A.	1.220%	4/1/25	700,000	700,000	(e)(j)(k)
Los Angeles, CA, Community RDA, MFH Revenue, Grand Promenade Project, Refunding, LOC - FHLMC, LIQ - FHLMC	1.100%	4/1/32	300,000	300,000	(j)(k)
San Diego, CA, Housing Authority Revenue, Studio 15, Series B, LOC - Citibank N.A.	1.180%	10/1/39	1,650,000	1,650,000	(e)(j)(k)
Total Housing				3,450,000

See Notes to Financial Statements.

Western Asset California Municipals Fund 2020 Annual Report	19

Schedule of investments (cont’d)

February 29, 2020

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue—0.1%
Alameda County, CA, IDA Revenue, JMS Family Partnership Project, Series A, LOC - Wells Fargo Bank N.A.	1.300%	10/1/25	$300,000	$300,000	(e)(j)(k)
Other—0.1%
California State PCFA, Solid Waste Disposal Revenue, Edco Disposal Corp. Project, Series A, LOC - Wells Fargo Bank N.A.	1.280%	10/1/37	540,000	540,000	(e)(j)(k)
Total Short-Term Investments (Cost — $5,890,000)				5,890,000
Total Investments — 101.7% (Cost — $396,055,701)				444,259,487
Liabilities in Excess of Other Assets — (1.7)%				(7,535,384)
Total Net Assets — 100.0%				$436,724,103

*	Non-income producing security.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(c)	Maturity date shown represents the mandatory tender date.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(f)	Securities traded on a when-issued or delayed delivery basis.
(g)	The coupon payment on these securities is currently in default as of February 29, 2020.
(h)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.
(i)	Bonds are generally escrowed to maturity by government securities and/or U.S. government agency securities. (j) Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.
(k)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

20	Western Asset California Municipals Fund 2020 Annual Report

Western Asset California Municipals Fund

Abbreviations used in this schedule:
ABAG	—	Association of Bay Area Governments
AGM	—	Assured Guaranty Municipal Corporation — Insured Bonds
BAM	—	Build America Mutual — Insured Bonds
CAB	—	Capital Appreciation Bonds
CDA	—	Communities Development Authority
CMI	—	California Mortgage Insurance Program — Insured Bonds
COP	—	Certificates of Participation
FHLMC	—	Federal Home Loan Mortgage Corporation
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
IDA	—	Industrial Development Authority
IDR	—	Industrial Development Revenue
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MFA	—	Municipal Finance Authority
MFH	—	Multi-Family Housing
MTA	—	Metropolitan Transportation Authority
NATL	—	National Public Finance Guarantee Corporation — Insured Bonds
PCFA	—	Pollution Control Financing Authority
PFA	—	Public Facilities Authority
RDA	—	Redevelopment Agency
RIBS	—	Residual Interest Bonds
SAVRS	—	Selected Auction Variable Rate Securities
SIFMA	—	Securities Industry and Financial Markets Association
USD	—	Unified School District

At February 29, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date		Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	2	6	/20	$405,568	$415,000	$(9,432)

See Notes to Financial Statements.

Western Asset California Municipals Fund 2020 Annual Report	21

Statement of assets and liabilities

February 29, 2020

Assets:
Investments, at value (Cost — $396,055,701)	$444,259,487
Cash	76,710
Interest receivable	4,189,191
Receivable for Fund shares sold	126,953
Prepaid expenses	42,808
Total Assets	448,695,149

Liabilities:
Payable for securities purchased	10,938,935
Payable for Fund shares repurchased	628,491
Investment management fee payable	170,835
Distributions payable	65,979
Service and/or distribution fees payable	54,417
Payable to broker — variation margin on open futures contracts	8,625
Trustees’ fees payable	2,163
Accrued expenses	101,601
Total Liabilities	11,971,046
Total Net Assets	$436,724,103

Net Assets:
Par value (Note 7)	$264
Paid-in capital in excess of par value	383,258,315
Total distributable earnings (loss)	53,465,524
Total Net Assets	$436,724,103

Net Assets:
Class A	$346,218,002
Class C	$24,505,563
Class I	$65,698,531
Class IS	$302,007

Shares Outstanding:
Class A	20,919,908
Class C	1,484,889
Class I	3,969,937
Class IS	18,253

Net Asset Value:
Class A (and redemption price)	$16.55
Class C*	$16.50
Class I (and redemption price)	$16.55
Class IS (and redemption price)	$16.55
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.28

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	Western Asset California Municipals Fund 2020 Annual Report

Statement of operations

For the Year Ended February 29, 2020

Investment Income:
Interest	$16,626,030

Expenses:
Investment management fee (Note 2)	2,153,780
Service and/or distribution fees (Notes 2 and 5)	744,557
Transfer agent fees (Note 5)	255,454
Fund accounting fees	72,530
Registration fees	70,324
Audit and tax fees	39,431
Legal fees	29,067
Shareholder reports	20,127
Trustees’ fees	13,462
Insurance	6,411
Custody fees	5,363
Commitment fees (Note 8)	4,951
Interest expense	2,701
Miscellaneous expenses	8,204
Total Expenses	3,426,362
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(44,762)
Net Expenses	3,381,600
Net Investment Income	13,244,430

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	8,765,213
Futures contracts	(2,322,191)
Net Realized Gain	6,443,022
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	21,737,298
Futures contracts	(106,865)
Change in Net Unrealized Appreciation (Depreciation)	21,630,433
Net Gain on Investments and Futures Contracts	28,073,455
Increase in Net Assets From Operations	$41,317,885

See Notes to Financial Statements.

Western Asset California Municipals Fund 2020 Annual Report	23

Statements of changes in net assets

For the Year Ended February 29, 2020
and the Year Ended February 28, 2019	2020	2019

Operations:
Net investment income	$13,244,430	$17,392,324
Net realized gain	6,443,022	1,242,208
Change in net unrealized appreciation (depreciation)	21,630,433	(4,302,020)
Increase in Net Assets From Operations	41,317,885	14,332,512

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(15,433,723)	(17,322,279)
Decrease in Net Assets From Distributions to Shareholders	(15,433,723)	(17,322,279)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	89,013,382	54,216,258
Reinvestment of distributions	14,179,212	15,985,478
Cost of shares repurchased	(112,135,656)	(169,894,761)
Decrease in Net Assets From Fund Share Transactions	(8,943,062)	(99,693,025)
Increase (Decrease) in Net Assets	16,941,100	(102,682,792)

Net Assets:
Beginning of year	419,783,003	522,465,795
End of year	$436,724,103	$419,783,003

See Notes to Financial Statements.

24	Western Asset California Municipals Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares[1]	2020[2]	2019	2018	2017	2016[2]

Net asset value, beginning of year	$15.58	$15.66	$15.92	$16.59	$16.83

Income (loss) from operations:
Net investment income	0.50	0.57	0.61	0.64	0.70
Net realized and unrealized gain (loss)	1.05	(0.08)	(0.26)	(0.68)	(0.24)
Total income (loss) from operations	1.55	0.49	0.35	(0.04)	0.46

Less distributions from:
Net investment income	(0.49)	(0.57)	(0.61)	(0.63)	(0.70)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.58)	(0.57)	(0.61)	(0.63)	(0.70)

Net asset value, end of year	$16.55	$15.58	$15.66	$15.92	$16.59
Total return[3]	10.10%	3.18%	2.22%	(0.27)%	2.85%

Net assets, end of year (millions)	$346	$302	$359	$395	$433

Ratios to average net assets:
Gross expenses	0.77%	0.79%	0.75%	0.73%	0.72%
Net expenses	0.76 [4]	0.79 [4]	0.75 [4]	0.73	0.72
Net investment income	3.09	3.67	3.80	3.87	4.25

Portfolio turnover rate	31%	20%	21%	19%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset California Municipals Fund 2020 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

Class C Shares[1]	2020[2]	2019	2018	2017	2016[2]

Net asset value, beginning of year	$15.54	$15.62	$15.88	$16.54	$16.79

Income (loss) from operations:
Net investment income	0.42	0.48	0.52	0.54	0.61
Net realized and unrealized gain (loss)	1.03	(0.08)	(0.26)	(0.66)	(0.25)
Total income (loss) from operations	1.45	0.40	0.26	(0.12)	0.36

Less distributions from:
Net investment income	(0.40)	(0.48)	(0.52)	(0.54)	(0.61)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.49)	(0.48)	(0.52)	(0.54)	(0.61)

Net asset value, end of year	$16.50	$15.54	$15.62	$15.88	$16.54
Total return[3]	9.44%	2.62%	1.65%	(0.78)%	2.22%

Net assets, end of year (000s)	$24,506	$57,313	$69,271	$76,650	$76,170

Ratios to average net assets:
Gross expenses	1.33%	1.34%	1.31%	1.29%	1.28%
Net expenses	1.324	1.34	1.314	1.29	1.28
Net investment income	2.60	3.12	3.24	3.30	3.69

Portfolio turnover rate	31%	20%	21%	19%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset California Municipals Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

Class I Shares[1]	2020[2]	2019	2018	2017	2016[2]

Net asset value, beginning of year	$15.58	$15.66	$15.92	$16.59	$16.83

Income (loss) from operations:
Net investment income	0.52	0.60	0.63	0.66	0.72
Net realized and unrealized gain (loss)	1.06	(0.08)	(0.25)	(0.68)	(0.24)
Total income (loss) from operations	1.58	0.52	0.38	(0.02)	0.48

Less distributions from:
Net investment income	(0.52)	(0.60)	(0.64)	(0.65)	(0.72)
Net realized gains	(0.09)	—	—	—	—
Total distributions	(0.61)	(0.60)	(0.64)	(0.65)	(0.72)

Net asset value, end of year	$16.55	$15.58	$15.66	$15.92	$16.59
Total return[3]	10.29%	3.38%	2.38%	(0.15)%	2.98%

Net assets, end of year (000s)	$65,699	$60,630	$94,471	$94,154	$83,377

Ratios to average net assets:
Gross expenses	0.61%	0.64%	0.64%	0.68%	0.65%
Net expenses[4,5]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.26	3.86	3.95	3.99	4.37

Portfolio turnover rate	31%	20%	21%	19%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset California Municipals Fund 2020 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

Class IS Shares[1]	2020[2]

Net asset value, beginning of period	$16.29

Income from operations:
Net investment income	0.28
Net realized and unrealized gain	0.34
Total income from operations	0.62

Less distributions from:
Net investment income	(0.27)
Net realized gains	(0.09)
Total distributions	(0.36)

Net asset value, end of period	$16.55
Total return[3]	3.87%

Net assets, end of period (000s)	$302

Ratios to average net assets:
Gross expenses[4]	0.90%
Net expenses[4,5,6]	0.55
Net investment income[4]	3.07

Portfolio turnover rate[7]	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 9, 2019 (inception date) to February 29, 2020.

[3]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	For the period ended February 29, 2020.

See Notes to Financial Statements.

28	Western Asset California Municipals Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset California Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk

Western Asset California Municipals Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Municipal Bonds†	—	$438,369,487	—	$438,369,487
Short-Term Investments†	—	5,890,000	—	5,890,000
Total Investments	—	$444,259,487	—	$444,259,487

30	Western Asset California Municipals Fund 2020 Annual Report

LIABILITIES
	Quoted Prices	Other Significant Observable Inputs	Unobservable Significant Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments:
Futures Contracts	$9,432	—	—	$9,432

† See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting California.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its

Western Asset California Municipals Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 29, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

32	Western Asset California Municipals Fund 2020 Annual Report

(g) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.500%
Over $500 million	0.480

Western Asset California Municipals Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class IS shares did not exceed 0.60% and 0.55%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of the total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended February 29, 2020, fees waived and/or expenses reimbursed amounted to $44,762.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $250,000 in the aggregate effective September 13, 2019 ($1,000,000 prior to September 13, 2019). These purchases do not incur an initial sales charge.

For the year ended February 29, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$30,032	—
CDSCs	47	$1,269

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the

34	Western Asset California Municipals Fund 2020 Annual Report

current market price. For the year ended February 29, 2020, such purchase and sale transactions (excluding accrued interest) were $64,200,000 and $89,540,000, respectively.

3. Investments

During the year ended February 29, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$134,425,357
Sales	137,203,604

At February 29, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$395,299,182	$48,963,356	$(3,051)	$48,960,305
Futures contracts	—	—	(9,432)	(9,432)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2020.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$9,432

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).
[2]	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 29, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(2,322,191)

Western Asset California Municipals Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest
Rate Risk
Futures contracts	$(106,865)

During the year ended February 29, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$5,206,938

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 29, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$502,006	†	$198,880
Class C	242,551		24,598
Class I	—		31,355
Class IS‡	—		621
Total	$744,557		$255,454

†	Amount shown is exclusive of expense reimbursements. For the year ended February 29, 2020, the service and/or distribution fees reimbursed amounted to $177 for Class A shares.
‡	For the period August 9, 2019 (inception date) to February 29, 2020.

For the year ended February 29, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$30,610
Class C	3,235
Class I	10,285
Class IS‡	632
Total	$44,762
‡ For the period August 9, 2019 (inception date) to February 29, 2020.

36	Western Asset California Municipals Fund 2020 Annual Report

6. Distributions to shareholders by class

	Year Ended February 29, 2020	Year Ended February 28, 2019
Net Investment Income:
Class A	$10,285,176	$12,097,008
Class C	893,721	1,929,980
Class I	1,987,998	3,295,291
Class IS‡	5,440	—
Total	$13,172,335	$17,322,279

Net Realized Gains:
Class A	$1,786,132	—
Class C	142,625	—
Class I	330,916	—
Class IS‡	1,715	—
Total	$2,261,388	—

‡ For the period August 9, 2019 (inception date) to February 29, 2020.

7. Shares of beneficial interest

At February 29, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 29, 2020		Year Ended February 28, 2019

	Shares	Amount	Shares	Amount
Class A
Shares sold	4,403,879	$70,473,533	1,187,435	$18,493,008
Shares issued on reinvestment	702,588	11,332,321	725,119	11,308,440
Shares repurchased	(3,561,189)	(57,340,365)	(5,439,843)	(84,665,601)
Net increase (decrease)	1,545,278	$24,465,489	(3,527,289)	$(54,864,153)
Class C
Shares sold	171,524	$2,745,015	424,111	$6,573,398
Shares issued on reinvestment	52,993	849,239	109,098	1,697,098
Shares repurchased	(2,428,554)	(38,643,940)	(1,278,421)	(19,871,817)
Net decrease	(2,204,037)	$(35,049,686)	(745,212)	$(11,601,321)
Class I
Shares sold	960,956	$15,449,771	1,871,165	$29,149,852
Shares issued on reinvestment	123,426	1,990,527	191,092	2,979,940
Shares repurchased	(1,006,127)	(16,096,377)	(4,201,980)	(65,357,343)
Net increase (decrease)	78,255	$1,343,921	(2,139,723)	$(33,227,551)

Western Asset California Municipals Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended February 29, 2020		Year Ended February 28, 2019

	Shares	Amount	Shares	Amount
Class IS‡
Shares sold	21,182	$345,063	—	—
Shares issued on reinvestment	439	7,125	—	—
Shares repurchased	(3,368)	(54,974)	—	—
Net increase	18,253	$297,214	—	—

‡ For the period August 9, 2019 (inception date) to February 29, 2020.

8. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended February 29, 2020, the Fund incurred a commitment fee in the amount of $4,951. The Fund did not utilize the Redemption Facility during the year ended February 29, 2020.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29 and February 28, respectively, was as follows:

	2020	2019
Distributions paid from:
Tax-exempt income	$13,172,335	$17,322,193
Ordinary income	240,190	86
Net long-term capital gains	2,021,198	—
Total distributions paid	$15,433,723	$17,322,279

38	Western Asset California Municipals Fund 2020 Annual Report

As of February 29, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed tax-exempt income — net	$422,889
Undistributed ordinary income — net	195,820
Undistributed long-term capital gains — net	3,896,818
Total undistributed earnings	$4,515,527
Other book/tax temporary differences(a)	(876)
Unrealized appreciation (depreciation)(b)	48,950,873
Total distributable earnings (loss) — net	$53,465,524

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

11. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that will be presented to the shareholders of the Fund for their approval.

12. Subsequent events

Effective March 1, 2020, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or

Western Asset California Municipals Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

***

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

40	Western Asset California Municipals Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset California Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset California Municipals Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for the periods ended February 29, 2020 and for each of the two years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for the periods ended February 29, 2020 and for each of the two years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset California Municipals Fund 2020 Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset California Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent

42	Western Asset California Municipals Fund

legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub- Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

Western Asset California Municipals Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as California municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2019 was approximately equivalent to the median, its performance for the 3-year period ended June 30, 2019 was above the median, and its performance for the 5- and 10-year periods ended June 30, 2019 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

44	Western Asset California Municipals Fund

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of California municipal debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

Western Asset California Municipals Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute a breakpoint in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of the expense group. In addition, the Board noted the size of the Fund.

The Board determined that the management fee structure for the Fund, including its breakpoint, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

46	Western Asset California Municipals Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset California Municipals Fund	47

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld	Abstained
Robert Abeles, Jr.	11,997,108,647	276,409,003	434,312
Jane F. Dasher	11,994,622,783	279,066,222	262,958
Anita L. DeFrantz	11,977,500,738	296,188,267	262,958
Avedick B. Poladian	12,008,511,650	265,038,045	402,268
Susan B. Kerley	11,991,288,921	282,260,773	402,268
William E.B. Siart	11,976,672,918	296,844,732	434,312
Jaynie Miller Studenmund	12,005,543,214	267,996,794	411,955
Ronald L. Olson	11,995,459,439	278,154,565	337,959
Peter J. Taylor	12,000,052,983	273,487,025	411,955
Jane E. Trust	12,008,224,324	265,464,680	262,958

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

48	Western Asset California Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset California Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership -- resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.
Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Western Asset California Municipals Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Anita L. DeFrantz
Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley
Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*
Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

50	Western Asset California Municipals Fund

Independent Trustees†† (cont’d)

Avedick B. Poladian
Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart
Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund
Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Western Asset California Municipals Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Peter J. Taylor
Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Trustee

Ronald L. Olson[6]
Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

52	Western Asset California Municipals Fund

Additional Officers

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey
Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset California Municipals Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci**
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

54	Western Asset California Municipals Fund

Additional Officers (cont’d)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

†	† Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

1	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

2	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

3	Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Mr. Larson is also an independent board member of the Western Asset TIPS Board.

4	Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

5	Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

6	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

7	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset California Municipals Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 29, 2020:

Record date:	Daily	12/5/2019
Payable date:	March 2019 - February 2020	12/6/2019
Tax-exempt interest	100.00%	—
Long-term capital gain dividend	—	$0.076240
Qualified short-term capital gain dividend	—	$0.009060*

The following information is applicable to non-U.S. resident shareholders:

* All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualifed Short-Term Gain eligible for exemptions from U.S. withholding tax for nonresident aliens and foreign corporations.

56	Western Asset California Municipals Fund

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Western Asset

California Municipals Fund

Trustees*

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson**
Ronald L. Olson
Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund
Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent
BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Trustee.

Western Asset California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset California Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02209 4/20 SR20-3856

ITEM 2.CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a)

Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2019 and February 29, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $180,121 in February 28, 2019 and $190,121 in February 29, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2019 and $0 in February 29, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 28, 2019 and $0 in February 29, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 28, 2019 and $0 in February 29, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2019 and February 29, 2020; Tax Fees were 100% and 100% for February 28, 2019 and February 29, 2020; and Other Fees were 100% and 100% for February 28, 2019 and February 29, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $678,000 in February 28, 2019 and $582,301 in February 29, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.AUDIT COMMITTEE OF LISTED REGISTRANTS.

b)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley

Michael Larson**
Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

** Effective March 6, 2020, Mr. Larson became a Trustee.

c)	Not applicable

ITEM 6.SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(d)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(e)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.EXHIBITS.

(a) (1) Code of Ethics attached hereto.      Exhibit 99.CODE ETH

     (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.       Exhibit 99.CERT

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.       Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:/s/Jane Trust

Jane Trust

Chief Executive Officer

Date:April 24, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/Jane Trust

Jane Trust

Chief Executive Officer

Date:April 24, 2020

By:/s/ Christopher Berarducci

Christopher Berarducci

Principal Financial Officer

Date:April 24, 2020